As filed with the Securities and Exchange Commission on September 26, 2022

Registration No. 333-262179

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

BOWLERO CORP.
(Exact name of registrant as specified in its charter)

Delaware	7900	98-1632024
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

7313 Bell Creek Road
Mechanicsville
Virginia, 23111
(804) 417-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Thomas F. Shannon
Chief Executive Officer
7313 Bell Creek Road
Mechanicsville
Virginia, 23111
(804) 417-2000
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:

David S. Huntington, Esq.
Paul, Weiss, Rifkind, Wharton &
Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
(212) 373-3000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒

This post-effective registration statement amends registration statement number 333-262179.

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☐
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

ADDITION OF EXHIBIT

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333- 262179) is being filed to include as an exhibit KPMG LLP’s consent to the use of its report dated September 15, 2022, with respect to the consolidated financial statements of Bowlero Corp. included in the Prospectus Supplement No. 6 dated September 15, 2022 filed pursuant to Rule 424(b)(3).

Item 16. Exhibits and Financial Statement Schedules

(a) The following exhibits are filed as part of this Registration Statement or incorporated by reference herein:

Exhibit No.	Description
2.1	Business Combination Agreement dated as of July 1, 2021, by and between Isos Acquisition Corporation and Bowlero Corp. (incorporated by reference to Exhibit 2.1 to Isos Acquisition Corporation’s Current Report on Form 8-K filed with the SEC on July 1, 2021).*
2.2	Amendment to Business Combination Agreement dated as of November 1, 2021, by and between Isos Acquisition Corporation and Bowlero Corp. (incorporated by reference to Exhibit 2.2 to Isos Acquisition Corporation’s Current Report on Form 8-K filed with the SEC on November 1, 2021).*
3.1	Amended and Restated Certificate of Incorporation of Bowlero Corp. (incorporated by reference to Exhibit 3.1 to Bowlero Corp’s registration statement on Form 8-A filed with the SEC on December 15, 2021). (File No. 001-40142).
3.2	Amended and Restated Bylaws of Bowlero Corp. (incorporated by reference to Exhibit 3.2 to Bowlero Corp’s Current Report on Form 8-K filed with the SEC on December 21, 2021).
3.3	Certificate of Designations of Series A convertible preferred stock (incorporated by reference to Exhibit 3.3 to Bowlero Corp’s registration statement on Form 8-A filed with the SEC on December 15, 2021). (File No. 001-40142).
4.1	Specimen Class A Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Amendment No. 2 to Isos Acquisition Corporation’s Registration Statement on Form S-4 filed with the SEC on October 15, 2021). (File No. 333-258080).
4.2	Specimen Class B Common Stock certificate (incorporated by reference to Exhibit 4.2 to the Amendment No. 2 to Isos Acquisition Corporation’s Registration Statement on Form S-4 filed with the SEC on October 15, 2021). (File No. 333-258080).
4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Amendment No. 1 to Isos Acquisition Corporation’s Registration Statement on Form S-1 filed with the SEC on February 22, 2021). (File No. 333-253811).
4.4	Warrant Agreement, dated March 2, 2021, by and between Continental Stock Transfer & Trust Company and Isos Acquisition Corporation (incorporated by reference to Exhibit 4.1 to Isos Acquisition Corporation’s Current Report on Form 8-K filed with the SEC on March 5, 2021).
4.5	Form of Stockholder Support Agreement (incorporated by reference to Exhibit 10.4 to Isos Acquisition Corporation’s Current Report on Form 8-K filed with the SEC on July 1, 2021).
4.6	Form of Sponsor Support Agreement (incorporated by reference to Exhibit 10.5 to Isos Acquisition Corporation’s Current Report on Form 8-K filed with the SEC on July 1, 2021).
4.7	Form of Lockup Agreement (incorporated by reference to Exhibit 10.6 to Isos Acquisition Corporation’s Current Report on Form 8-K filed with the SEC on July 1, 2021).
4.8	Stockholders Agreement, by and among Isos Acquisition Corporation, A-B Parent, LLC, Cobalt Recreation LLC, Thomas F. Shannon and Atairos Group, Inc., dated as of July 1, 2021 (incorporated by reference to Exhibit 10.8 to the Isos Acquisition Corporation’s Registration Statement on Form S-4 filed with the SEC on July 22, 2021). (File No. 333-258080).

5.1^	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to the validity of the securities being offered.
10.1	Letter Agreement, dated March 2, 2021, by and among Isos Acquisition Corporation its officers, directors, and Isos Acquisition Sponsor LLC (incorporated by reference to Exhibit 10.1 to Isos Acquisition Corporation’s Current Report on Form 8-K filed with the SEC on March 5, 2021).
10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.2 to Bowlero Corp’s Current Report on Form 8-K filed with the SEC on December 21, 2021).
10.3	Registration Rights Agreement, dated March 2, 2021, by and among Isos Acquisition Corporation and certain security holders (incorporated by reference to Exhibit 10.3 to Isos Acquisition Corporation’s Current Report on Form 8-K filed with the SEC on March 5, 2021).
10.4	Form of Common Subscription Agreement (incorporated by reference to Exhibit 10.1 to Isos Acquisition Corporation’s Current Report on Form 8-K filed with the SEC on July 1, 2021).
10.5	Form of Preferred Subscription Agreement (incorporated by reference to Exhibit 10.2 to Isos Acquisition Corporation’s Current Report on Form 8-K filed with the SEC on July 1, 2021).
10.6	Amended and Restated Forward Purchase Contract dated as of July 1, 2021, by and among Isos Acquisition Corporation and the subscribers named therein (incorporated by reference to Isos Acquisition Corporation’s Registration Statement on Form S-4 filed with the SEC on November 15, 2021). (File No. 333-258080).
10.7	First Lien Credit Agreement, dated as of July 3, 2017, among A-B Merger Sub II LLC (to be merged with and into Kingpin Intermediate Holdings LLC), A-B Merger Sub I Inc. (to be merged with and into Bowlmor AMF Corp.), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.10 to Amendment No. 1 to Isos Acquisition Corporation’s Registration Statement on Form S-4 filed with the SEC on September 20, 2021). (File No. 333-258080).
10.8	First Incremental Amendment to the First Lien Credit Agreement, dated as of March 28, 2018, among Kingpin Intermediate Holdings LLC, Bowlero Corp. (f/k/a Bowlmor AMF Corp.), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.11 to Amendment No. 1 to Isos Acquisition Corporation’s Registration Statement on Form S-4 filed with the SEC on September 20, 2021). (File No. 333-258080).
10.9	Second Amendment to the First Lien Credit Agreement, dated as of July 5, 2018, among Kingpin Intermediate Holdings LLC, Bowlero Corp., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.12 to Amendment No. 1 to Isos Acquisition Corporation’s Registration Statement on Form S-4 filed with the SEC on September 20, 2021). (File No. 333-258080).
10.10	Third Incremental Amendment to the First Lien Credit Agreement, dated as of November 20, 2019, among Kingpin Intermediate Holdings LLC, Bowlero Corp., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.13 to Amendment No. 1 to Isos Acquisition Corporation’s Registration Statement on Form S-4 filed with the SEC on September 20, 2021). (File No. 333-258080).
10.11	Fourth Amendment to the First Lien Credit Agreement, dated as of June 10, 2020, among Kingpin Intermediate Holdings LLC, Bowlero Corp., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.14 to Amendment No. 1 to Isos Acquisition Corporation’s Registration Statement on Form S-4 filed with the SEC on September 20, 2021). (File No. 333-258080).
10.12	Fifth Amendment to the First Lien Credit Agreement, dated as of September 25, 2020, among Kingpin Intermediate Holdings LLC, Bowlero Corp., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.15 to Amendment No. 1 to Isos Acquisition Corporation’s Registration Statement on Form S-4 filed with the SEC on September 20, 2021). (File No. 333-258080).

10.13	Sixth Amendment to the First Lien Credit Agreement, dated as of July 3, 2017, by and among Bowlero Corp., Kingpin Intermediate Holdings LLC, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, and the lenders from time to time party thereto, dated December 15, 2021 (incorporated by reference to Exhibit 10.13 to Bowlero Corp’s Current Report on Form 8-K filed with the SEC on December 21, 2021).
10.14	Seventh Amendment to the First Lien Credit Agreement, dated as of July 3, 2017, by and among Bowlero Corp., Kingpin Intermediate Holdings LLC, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, and the lenders from time to time party thereto, dated December 17, 2021 (incorporated by reference to Exhibit 10.14 to Bowlero Corp’s Current Report on Form 8-K filed with the SEC on December 21, 2021).
10.15	First Lien Credit Agreement, dated as of September 25, 2020, among Kingpin Intermediate Holdings LLC, Bowlero Corp., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 10.16 to Amendment No. 1 to Isos Acquisition Corporation’s Registration Statement on Form S-4 filed with the SEC on September 20, 2021). (File No. 333-258080).
10.16	Letter Agreement, dated as of December 13, 2021, by and between Isos Acquisition Corporation and Bowlero Corp. (incorporated by reference to Exhibit 10.16 to Bowlero Corp’s Current Report on Form 8-K filed with the SEC on December 21, 2021).
10.17†	Bowlero Corp. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.17 to Bowlero Corp’s Current Report on Form 8-K filed with the SEC on December 21, 2021).
10.18†	Bowlero Corp. Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.18 to Bowlero Corp’s Current Report on Form 8-K filed with the SEC on December 21, 2021).
10.19†	Employment Agreement, dated as of December 15, 2021, by and between Bowlero Corp. and Thomas F. Shannon (incorporated by reference to Exhibit 10.19 to Bowlero Corp’s Current Report on Form 8-K filed with the SEC on December 21, 2021).
10.20†	Employment Agreement, dated as of December 15, 2021, by and between Bowlero Corp. and Brett I. Parker (incorporated by reference to Exhibit 10.20 to Bowlero Corp’s Current Report on Form 8-K filed with the SEC on December 21, 2021).
10.21†	Form of Option Award Agreement (Initial Option) for Thomas F. Shannon and Brett I. Parker under the Bowlero Corp. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.21 to Bowlero Corp’s Current Report on Form 8-K filed with the SEC on December 21, 2021).
10.22†	Form of Option Award Agreement (Reallocated Option) for Thomas F. Shannon and Brett I. Parker under the Bowlero Corp. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.2 to Bowlero Corp’s Current Report on Form 8-K filed with the SEC on December 21, 2021).
16.1	Response Letter from Marcum, LLP (incorporated by reference to Exhibit 16.1 to Bowlero Corp’s Current Report on Form 8-K filed with the SEC on December 21, 2021).
21.1	Subsidiaries of Bowlero Corp. (incorporated by reference to Exhibit 21.1 to Bowlero Corp’s Current Report on Form 8-K filed with the SEC on December 21, 2021).
23.1^	Consent of Marcum LLP.
23.2^^	Consent of KPMG LLP.
23.3^	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1).
24.1^	Powers of Attorney (included on the signature page to the Registration Statement filed on January 14, 2022).
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

*	Certain of the exhibits and schedules to this Exhibit 2.1 and 2.2 have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted exhibits and schedules to the SEC upon its request.
^	Previously filed.
^^	Filed herewith.
†	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Mechanicsville, Virginia, on the 26th day of September, 2022.

BOWLERO CORP.

By:	/s/ Thomas F. Shannon
Name:	Thomas F. Shannon
Title:	Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas F. Shannon	Chairman, Chief Executive Officer and Director	September 26, 2022
Thomas F. Shannon	(Principal Executive Officer)

/s/ Brett I. Parker	President, Chief Financial Officer, Secretary, Treasurer and Director	September 26, 2022
Brett I. Parker	(Principal Financial Officer)

/s/ Jeffrey Kostelni	Chief Accounting Officer	September 26, 2022
Jeffrey Kostelni	(Principal Accounting Officer)

*	Director	September 26, 2022
Michael J. Angelakis

*	Director	September 26, 2022
George Barrios

*	Director	September 26, 2022
Robert J. Bass

*	Director	September 26, 2022
Sandeep Mathrani

*	Director	September 26, 2022
Rachael A. Wagner

*	Director	September 26, 2022
Michelle Wilson

*	Director	September 26, 2022
John A. Young

*	By:	/s/ Jason Cohen
	Name:	Jason Cohen
	Title:	Attorney-in-Fact

4